UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2009

TRICO MARINE SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33402	72-1252405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (281) 203-5700
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 13, 2009 (the “Grant Date”), upon authorization of the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”) the Compensation Committee (the “Committee”) approved grants of stock appreciation awards (the “Awards”) stock options (the “Options”) pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to the following executive officers (each an “Executive”) of the Company:

		Number of Stock
	Number of Stock	Appreciation Awards
	Appreciation Awards	vesting 100% on	Number of Options	Total Equity Value
Name of Executive	vesting ratably	third anniversary	vesting ratably	of Grant as of
Officer	over three years	of Grant Date	over three years	March 13, 2009
Joseph Compofelice	48,750	41,667	48,750	$115,543
Geoff Jones	16,927	20,833	16,927	$45,404
Rishi Varma	16,927	20,833	16,927	$45,404
D. Michael Wallace	7,031	5,625	7,031	$16,346
Tomas Salazar	7,188	5,750	7,188	$16,709
Ray Hoover	7,292	5,833	7,292	$16,951
Lisa Curtis	5,208	4,167	5,208	$12,108
     The Options will vest ratably over a three-year period and were granted pursuant to and are subject to the terms and conditions of the Plan and form of option agreement (the “Option Agreement”) entered into and between the Company and each Executive. The Options have an exercise price of $2.05 per option.
     The Awards are rights to receive a payment in cash in amount equal to any appreciation or increase in the Fair Market Value of shares of the Company’s common stock over a three-year period and have an exercise price of $2.05 per award. The Awards were granted pursuant to and are subject to the terms and conditions of the Plan. Capitalized terms used and not otherwise defined herein have the meaning given in the Plan. As contemplated by the Plan, the Awards were granted pursuant to agreements entered into between the Company and each Executive. On March 13, 2009, the Committee approved a form of agreement (the “Stock Appreciation Rights Agreement”) to be used in connection with stock appreciation awards that may be granted from time to time to selected Executives who are participants in the Plan pursuant to the terms and conditions of both the Stock Appreciation Rights Agreement and the Plan.
     The foregoing summary of the terms of the Plan and the Option Agreement and the Stock Appreciation Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to the Plan, the Option Agreement and the Stock Appreciation Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).

10.2	Form of Key Employee Option Agreement (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K dated March 16, 2005).

10.3	Form of Stock Appreciation Rights Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 17, 2009

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
Title: Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2006).

10.2	Form of Key Employee Option Agreement (incorporated by reference to Exhibit 10.3 to our Current Report on Form 8-K dated March 16, 2005).

10.3	Form of Stock Appreciation Rights Agreement